EXHIBIT 10.3

AirTran Airways, Inc.

9955 AirTran Boulevard

Orlando, Florida 32827

Subject:	Aircraft Model Substitution

Reference:	Purchase Agreement No. 2444 (the Purchase Agreement) between The Boeing Company (Boeing) and AirTran Airways, Inc. (Customer) relating to Model 737-7BD aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model 737-8BD aircraft described in Attachment A1 (Substitute Aircraft) in place of any of the Aircraft, subject to the following terms and conditions:

1. Customer’s Written Notice.

Customer will provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft, (a) no later than the first day of the month that is 12 months prior to the scheduled month of delivery of the Aircraft for which it will be substituted, provided that a Subsitute Aircraft has been previously certified and delivered to Customer, or (b) no later than the first day of the month that is 15 months prior to the scheduled month of delivery of the Aircraft for which it will be substituted, if a Substitute Aircraft has not been previously certified and delivered to Customer.

2. Boeing’s Production Capability.

Customer’s substitution right is conditioned upon Boeing’s having production capability for the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted, determined as of the time Customer requests such substitution.

Boeing will tentatively quote delivery positions for Substitute Aircraft to allow Customer to secure quotes from Buyer Furnished Equipment vendors, and Boeing to secure quotes from Seller Furnished Equipment vendors which support (which shall be the earliest month following the schedule delivery month in which the Substitute Aircraft can reasonably be delivered, consistent with Boeing’s then existing contractual commitment and production capabilities) the required on-dock dates. If Boeing is unable to manufacture the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month (which shall be the earliest month following the scheduled delivery month in which the Substitute Aircraft can reasonably be delivered, consistent with Boeing’s then existing contractual commitments and production capabilities) for Customer’s consideration and written acceptance within thirty (30) days of such offer.

3. Definitive Amendment to Purchase Agreement.

Customer’s substitution right and Boeing’s obligation in this Letter Agreement are further conditioned upon Customer’s and Boeing’s executing a definitive amendment to the Purchase Agreement for the purchase of the Substitute Aircraft within thirty (30) days of the later of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 2. above. Such amendment shall address matters specifically related to differences between the Substituted Aircraft and the Aircraft for which it is substituted, but shall not alter or amend generally applicable provisions of the Purchase Agreement.

4. Price and Advance Payments.

The Airframe Price of the Substitute Aircraft is shown in Attachment B1 attached hereto. Prices of Optional Features will be as established at the time Customer’s initial configuration of the Substitute Aircraft is added to the Purchase Agreement. The Aircraft Basic Price of Substitute Aircraft shall be subject to adjustment under the terms of the Purchase Agreement to reflect: (a) any Manufacturer Change or Operator Change affecting a Substitute Aircraft substituted in lieu of a firm Aircraft, and (b) any other changes to such Substitute Aircraft to which the parties may mutually agree. The escalation indices and methodology used to estimate the Advance Payment Base Prices will be as set forth in then-current provisions of the Purchase Agreement.

If the Advance Payment Base Price for any Substitute Aircraft is higher than that of the Aircraft, Customer will pay to Boeing the amount of the difference as of the date of execution of the definitive Purchase Agreement amendment for the Substitute Aircraft. If the Advance Payment Base Price of the Substitute Aircraft is lower than that of the Aircraft, Boeing will retain any excess amounts previously paid by Customer until the next payment is due from Customer, at which point the amount of such payment will be reduced by the amount of the excess. In no case will Boeing refund or pay interest on any such excess amounts created by virtue of Customer’s exercise of the rights of substitution described in this agreement.

5. Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as required (i) by applicable law and governmental regulation; (ii) for disclosures to Customer’s employees and professional consultants and advisers; and (iii) for financing the Aircraft in accordance with the provisions of Article 9 of the AGTA-CQT.

Very truly yours,

THE BOEING COMPANY

By	/s/ Scott S. Massey

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: July 3, 2003

AIRTRAN AIRWAYS, INC.

By	/s/ Richard P. Magurno

Its	Sr. V.P.

Model 737-800 Substitution Aircraft Without Winglets

1. Aircraft Description and Changes.

1.1 Aircraft Description.

The Aircraft is described by Boeing Configuration Specification D019A001-E dated July 3, 2002. The Configuration Specification will be revised to include:

(1) CFM International, Inc. model CFM56-7B24 engines

(2) Dual class interior.

1.2 Changes.

The Boeing Configuration Specification will be further revised to include:

(1) Changes applicable to the basic model 737-800 aircraft which are developed by Boeing between the date of the Configuration Specification and the signing of the definitive purchase agreement;

(2) Changes mutually agreed upon; and

(3) Changes required to obtain a Standard Airworthiness Certificate from the FAA

1.3	Passenger Seat Selection.

(1) Seat Supplier must be an offerable supplier as determined by Boeing BFE/SPE Management.

(2) Seat Supplier selection date for the proposed 737-700 aircraft is August 15, 2003.

(3) Seats cannot require any dynamic certification testing.

2. Foreign Regulatory Requirements.

The Aircraft price does not include any amount relating to changes to the Aircraft required in order to export the Aircraft from the United States, if you should choose to do so. Accordingly, the Aircraft price will be adjusted for Boeing’s price for any addition to, or change, modification or testing of any Aircraft required by the country of import which varies from or is in addition to the airworthiness requirements of the FAA for the issuance of a Standard Airworthiness Certificate.

Attachments A1

Attachments B1

See Model 737 Business Offer

6-1162-SSM-2416

Table 1 to

Letter Agreement 2444-01

Model 737-8BD Substitution Aircraft

Description, Price and Advance Payments

***

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AirTran Airways, Inc.

9955 AirTran Boulevard

Orlando, Florida 32827

Subject: Special Matters

Reference: Purchase Agreement No. 2444 (the Purchase Agreement) between The Boeing Company (Boeing) and AirTran Airways, Inc. (Customer) relating to Model 737-7BD aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

***

7. Escalation Factor.

The escalation factor by which amounts expressed in July 2002 dollars shall be multiplied to cause such amounts to be expressed in January 2003 dollars (per the Escalation Adjustment) is 1.0202.

***

9. Agreement to Amend Delivery Schedule.

Boeing and Customer agree that the delivery schedules for the Aircraft referenced in Article 2 of the Purchase Agreement (and set forth in Table 1 thereto) and the Option Aircraft referred to in Letter Agreement 6-1162-SSM-2426 (and set forth in Attachment A thereto) (the “Delivery Schedules”) shall be revised by mutual agreement during the 30 day period following the date of this Letter Agreement. Such revision to the Delivery Schedule shall be evidenced by and become effective upon an amendment to the Purchase Agreement executed by an authorized representative of each of Boeing and Customer.

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10. Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as required by applicable law or government regulation and disclosures to Customer’s employees and professional consultants and advisors.

Very truly yours,

THE BOEING COMPANY

By	/s/ Scott S. Massey

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: July 3, 2003

AIRTRAN AIRWAYS, INC.

By	/s/ Richard P. Magurno

Its	Sr. V.P.

AirTran Airways, Inc.

9955 AirTran Boulevard

Orlando, Florida 32827

Subject:                ***

Reference:	Purchase Agreement No. 2444 (the Purchase Agreement) between The Boeing Company (Boeing) and AirTran Airways, Inc. (Customer) relating to Model 737-7BD aircraft (Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

***

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6. Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as Confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and , unless otherwise requied by law, will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	/s/ Scott S. Massey

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: July 3, 2003

AIRTRAN AIRWAYS, INC.

By	/s/ Richard P. Magurno

Its	Sr. V.P.

Attachments

***

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AirTran Airways, Inc.

9955 AirTran Boulevard

Orlando, Florida 32827

Subject:	Purchase Right Aircraft

Reference:	Purchase Agreement No. 2444 (the Purchase Agreement) between The Boeing Company (Boeing) and AirTran Airways, Inc. (Customer) relating to Model 737-7BD aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer has requested and Boeing has agreed to manufacture and sell to Customer up to twenty-five (25) additional model 737-7BD aircraft (Purchase Right Aircraft) to Customer, subject to the following terms and conditions:

1. Purchase Right Aircraft Delivery Positions.

Purchase Right Aircraft positions are subject to available delivery positions and other manufacturing constraints. Purchase Right Aircraft are available to Customer upon signing of this Letter Agreement, and all exercised Purchase Right Aircraft must deliver by December 31, 2010. Purchase Right Aircraft are offered according to the following table.

Delivery Period	Purchase Right Positions Available	Expiration Date of Unexercised Positions
2009	13	June 30, 2008
2010	12	June 30, 2009

2. Expiration of Purchase Rights.

Should Customer choose not to exercise some or all of the offered Purchase Right Aircraft, such un-exercised Purchase Right Aircraft will expire and will be cancelled on the dates shown in paragraph 1. above.

3. Purchase Right Aircraft Exercise.

Customer may exercise a Purchase Right Aircraft by providing Boeing with written notice not later than the first business day of the month eighteen (18) months prior to the requested aircraft delivery position. Requests for exercise of Purchase Right Aircraft with greater than 18 months lead time will provide a higher probability of availability of the requested delivery position.

If a delivery position is available for Customer in the month requested by Customer, Boeing will reserve that position for Customer and shall give written confirmation thereof to Customer within three (3) business days after receipt of the Customer’s request to exercise a Purchase Right Aircraft. Customer shall provide written confirmation of acceptance of the offered delivery position within three (3) business days after Boeing’s notification. Customer’s lack of confirmation within three (3) business days after Boeing’s notification will be considered a rejection of the offered delivery position.

If a delivery position is not available for Customer in the month requested by Customer, Boeing will offer Customer, subject to prior sale, two alternate delivery positions close to the delivery position requested by Customer. Customer shall provide written confirmation within three (3) business days after receipt of such notification of the one alternate delivery position Customer has selected. Customer’s lack of confirmation within three (3) business days after receipt of Boeing’s notification will be considered a rejection of the offered alternate delivery position. For the avoidance of doubt, Customer shall not have the right to select both alternate delivery positions in connection with the exercise of a single Purchase Right Aircraft.

4. Deposit.

Customer will pay to Boeing a deposit in the amount shown on the attached Table 1 for each Purchase Right Aircraft purchased pursuant to the exercise of such purchase right. The deposit will be due and payable on the date of Customer’s acceptance of Boeing’s offered delivery position of a Purchase Right Aircraft. Boeing will apply such deposit to the Aircraft Price of the Purchase Right Aircraft pursuant to and in accordance with the Purchase Agreement.

5. Purchase Right Aircraft Price.

The Airframe Price of the Model 737-7BD Purchase Right Aircraft delivering before December 31, 2010, is shown in the attached Table 1. *** The Aircraft Basic Price of Purchase Right Aircraft shall be subject to adjustment under the terms of the Purchase Agreement to reflect: (a) any Manufacturer Change or Operator Change affecting a Purchase Right Aircraft, (b) product improvements incorporated by the manufacturer, and (c) any other changes to such Purchase Right Aircraft to which the parties may mutually agree; but will not be subject to any general price increase during the term of this Letter Agreement. ***

6. Definitive Agreement.

Customer’s exercise of a Purchase Right Aircraft and Boeing’s obligation in this Letter Agreement are further conditioned upon Customer and Boeing executing a definitive amendment to the Purchase Agreement providing for the purchase of the Purchase Right Aircraft under the Purchase Agreement within thirty (30) days of Customer’s notice of exercise of a Purchase Right Aircraft to Boeing or, if applicable, within thirty (30) days of Customer’s acceptance of an alternate delivery month.

7. Advance Payments.

The Advance Payment Base Price applicable to each exercised Purchase Right Aircraft will be determined in accordance with paragraph 5. above. Advance payments, less the deposit paid at exercise of the Purchase Right Aircraft, shall become due and payable in accordance with the terms of the Purchase Agreement.

8. ***

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9. Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement and any attachment(s) hereto are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as required (i) by applicable law or governmental regulation; (ii) for disclosures to Customer’s employees and professional consultants and advisers; or (iii) for financing the Aircraft in accordance with the provisions of Article 9 of AGTA-CQT.

Very truly yours,

THE BOEING COMPANY

By	/s/ Scott S. Massey

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: July 3, 2003

AIRTRAN AIRWAYS, INC.

By	/s/ Richard P. Magurno

Its	Sr. V.P.

Table 1 to

Letter Agreement 6-1162-SSM-2326

Model 737-700 Purchase Right Aircraft

Description, Price and Advance Payments

***

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AirTran Airways, Inc.

9955 AirTran Boulevard

Orlando, Florida 32827

Subject:	Option Aircraft

Reference:	Purchase Agreement 2444 (the Purchase Agreement) between The Boeing Company (Boeing) and AirTran Airways, Inc. (Customer) relating to Model 737-7BD aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to manufacture and sell to Customer twenty-five (25) additional Model 737-700 aircraft as Option Aircraft. Delivery positions are offered at the rate of up to three per quarter, with positions in calendar years 2005, 2006, 2007 and 2008 as shown in the Attachment. The terms and conditions applicable to the option aircraft will be included in the definitive purchase agreement for the Aircraft. The delivery quarters, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement. The Airframe Price shown includes the Engine Price.

1. Aircraft Description and Changes

1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

1.2 Changes: The Detail Specification will be revised to include:

(i)	Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

(ii)	Changes required to obtain required regulatory certificates; and

(iii)	Changes mutually agreed upon.

2. Price

2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

2.2 Price Adjustments.

***

3. Payment.

3.1 Customer will pay a deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (Deposit), on the date of this Letter Agreement. If Customer exercises an option, the Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Deposit for that Option Aircraft.

3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4. Option Exercise.

4.1 The option exercise date for each quarterly group of option aircraft shall be eighteen (18) months prior to the first month of the scheduled quarter (Option Exercise Date). Option aircraft must be exercised in quarterly groups. Within five working days of receiving Customer’s notice of exercise of a quarterly group of option aircraft Boeing will offer Customer, in writing, three monthly delivery positions within the quarter. Delivery positions will be offered subject to prior sale and customer must accept or reject each delivery position offered by Boeing, in writing, within three working days after receipt of Boeing’s written proposal. .

4.2 If Boeing must make production decisions which are dependent on Customer’s exercising an option earlier than the Option Exercise Date, Boeing may accelerate the Option Exercise Date subject to Customer’s agreement. If Boeing and Customer fail to agree to a revised Option Exercise Date, either party may terminate the option and Boeing will refund to Customer, without interest, any Deposit and advance payments received by Boeing with respect to the terminated Aircraft.

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5. Contract Terms.

Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon. In the event the parties have not entered into a definitive agreement within 30 days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. If Customer and Boeing fail to enter into such definitive agreement, Boeing will retain the Deposit for that Option Aircraft.

Very truly yours,

THE BOEING COMPANY

By	/s/ Scott S. Massey

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: July 3, 2003

AIRTRAN AIRWAYS, INC.

By	/s/ Richard P. Magurno

Its	Sr. V.P.

Attachment

Attachment A to

Letter Agreement No. 2426

Option Aircraft Delivery, Description, Price and Advance Payments

***

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AirTran Airways, Inc.

9955 AirTran Boulevard

Orlando, Florida 32827

Subject:	Miscellaneous Special Matters

Reference:	Purchase Agreement No. 2444 (the Purchase Agreement) between The Boeing Company (Boeing) and AirTran Airways, Inc. (Customer) relating to Model 737-7BD aircraft (the Aircraft).

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

***

2. Customized Maintenance Program

Boeing agrees to provide Customer with a Customized Maintenance Program (CMP) that is satisfactory to Customer at no charge to Customer. Boeing will work with Customer to develop a customized maintenance program applicable to their unique aircraft configuration. The CMP is intended to optimize Customer’s operations with an outline of the scheduled maintenance tasks for systems, power plant, structures and zonal maintenance programs.

***

4. Aircraft Readiness Log (ARL).

At delivery of each aircraft Boeing will provide an ARL listing serialized components installed on the aircraft at delivery.

5. Field Service Representatives.

Field Service Representation will be provided at Customer’s facility prior to Customer’s first delivery. Boeing will ensure that one of the initial on-site Field Service Representatives is knowledgeable in 737 spares. For the avoidance of doubt, the undertakings of Boeing in this Paragraph 5 are intended to supplement but not replace any undertakings of Boeing with respect to Field Service Representation in other provisions of the Purchase Agreement, the AGTA-CPT or any other letter agreement between Buyer and Customer.

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6. Identification of Target Delivery Date.

Boeing agrees to make good faith efforts to accommodate Customer’s timely requests to provide target delivery dates at or near Customer’s requested dates.

***

8. Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as required (i) by applicable law or governmental regulation; (ii) for disclosures to Customer’s employees and professional consultants and advisors; and (iii) for financing the Aircraft in accordance with the provisions of Article 9 of the AGTA-CQT.

Very truly yours,

THE BOEING COMPANY

By	/s/ Scott S. Massey

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: July 3, 2003

AIRTRAN AIRWAYS, INC.

By	/s/ Richard P. Magurno

Its	Sr. V.P.

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AirTran Airways, Inc.

9955 AirTran Boulevard

Orlando, Florida 32827

Subject:	***

Reference:	Purchase Agreement No. 2444 (the Purchase Agreement) between The Boeing Company (Boeing) and AirTran Airways, Inc. (Customer) relating to Model 737-7BD aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

***

5. Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity,

Very truly yours,

THE BOEING COMPANY

By	/s/ Scott S. Massey

Its	Attorney-In-Fact

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ACCEPTED AND AGREED TO this

Date: July 3, 2003

AIRTRAN AIRWAYS, INC.

By	/s/ Richard P. Magurno

Its	Sr. V.P.

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AirTran Airways, Inc.

9955 AirTran Boulevard

Orlando, Florida 32827

Subject:	***

Reference:	Purchase Agreement No. 2444 (the Purchase Agreement) between The Boeing Company (Boeing) and AirTran Airways, Inc. (Customer) relating to Model 737-7BD aircraft (the Aircraft)

This Letter Agreement is entered into in connection and concurrently with the execution and delivery of the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

***

5. Confidential Treatment. Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

By	/s/ Scott S. Massey

Its	Attorney-In-Fact

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ACCEPTED AND AGREED TO this

Date: July 3, 2003

AIRTRAN AIRWAYS, INC.

By	/s/ Richard P. Magurno

Its	Sr. V.P.

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AirTran Airways, Inc.

9955 AirTran Boulevard

Orlando, Florida 32827

Subject:	Special Considerations

Reference:	Purchase Agreement No. 2444 (the “Purchase Agreement”) between The Boeing Company (Boeing) and AirTran Airways, Inc. (“Customer”) relating to Model 737-7BD aircraft (the “Aircraft”)

This letter agreement (“Letter Agreement”) amends and supplements the Purchase Agreement, including the AGTA-CQT which has been incorporated therein by reference. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

***

7. Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as required (i) by applicable law or government regulation, (ii) for disclosure to Customer’s employees and professional consultants and advisors, (iii) for financing the Aircraft in accordance with the provisions of Article 9 of AGTA-CQT.

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Scott S. Massey

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: July 3, 2003

AIRTRAN AIRWAYS, INC.

By	/s/ Richard P. Magurno

Its	Sr. V.P.

AirTran Airways, Inc.

9955 AirTran Boulevard

Orlando, Florida 32827

Subject:	Additional Matters

Reference:	Purchase Agreement No. 2444 (the “Purchase Agreement”) between The Boeing Company (Boeing) and AirTran Airways, Inc. (“Customer”) relating to Model 737-7BD aircraft (the “Aircraft”)

This letter agreement (“Letter Agreement”) amends and supplements the Purchase Agreement, including the AGTA-CQT which has been incorporated therein by reference. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

***

7. Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as required (i) by applicable law or government regulation, (ii) for disclosure to Customer’s employees and professional consultants and advisors, (iii) for financing the Aircraft in accordance with the provisions of Article 9 of AGTA-CQT.

***	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Scott S. Massey

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: July 3, 2003

AIRTRAN AIRWAYS, INC.

By	/s/ Richard P. Magurno

Its	Sr. V.P.